 Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Grow Condos, Inc. (the "Registrant") on Form 10-Q for the three-month period ended September 30, 2018, as filed with the Commission on the date hereof (the "Quarterly Report"), We, Jonathan Bonnette, Chief Executive Officer, and Wayne A. Zallen, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

     Dated:  November 19, 2018

/s/ Jonathan Bonnette
Jonathan Bonnette
Chief Executive Officer (Principal Executive Officer)

/s/ Wayne A. Zallen
Wayne A. Zallen
Chief Financial Officer (Principal Financial and Accounting Officer)